Exhibit 32.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002



In connection with  the Annual  Report  of Sunburst Acquisitions  III,  Inc.
(the "Company") on Form 10-K for the period ending August 31, 2004 (the "Report"), I, Jay Lutsky, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirement of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the Company's financial position and results of operations.




/s/ Jay Lutsky
-----------------------
Jay Lutsky
Principal Executive Officer

February 7, 2005


                                                                 Exhibit 32.2


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002



In connection with  the Annual  Report  of Sunburst Acquisitions  III,  Inc.
(the "Company") on Form 10-K for the period ending August 31, 2004 (the "Report"), I, Michael R. Quinn, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirement of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the Company's financial position and results of operations.




/s/ Michael R. Quinn
-----------------------
Michael R. Quinn
Principal Financial Officer

February 7, 2005